UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 29, 2005
                                                          --------------

                             RCM Technologies, Inc.
                      -----------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Nevada                        1-10245                 95-1480559
      --------------              -------------------    -----------------
      (State or Other              (Commission File         (I.R.S. Employer
      Jurisdiction of                   Number)            Identification No.)
      Incorporation)

      2500 McClellan Avenue, Suite 350
      Pennsauken, NJ                                        08109-4613
------------------------------------------------------------------------
     (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (856) 486-1777
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Section Act (17 CFR
   230.425).
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12).
__ Pre-commencement communications pursuant to Rule 14d-2(b)
   under the Exchange Act (17 CFR 240-14d-2(b)).
__Pre-commencement communications
  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).




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1


Item 5.02    Departure of Directors or Principal Officers;
             Election of Directors; Appointment of Principal Officers

As of March 29, 2005, Brian A. Delle Donne is no longer employed by the Registrant. Until his departure, Mr. Delle Donne was the chief operating officer of the Registrant. The Registrant and Mr. Delle Donne are currently negotiating a severance and release agreement.



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                                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           RCM TECHNOLOGIES, INC.



                           By: /s/ Stanton Remer
                           ----------------------------------------------
                           Stanton Remer
                           Chief Financial Officer, Treasurer and
                           Secretary


Dated:  March 29, 2005